UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Alternative Credit Income Fund

(Exact name of registrant as specified in charter)

650 Madison Avenue, 23rd Floor

New York, NY 10022

(Address of principal executive offices)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser	Edward Goldthorpe
Thompson Hine LLP	Alternative Credit Income Fund
41 South High Street, 17th Floor	650 Madison Avenue, 23rd Floor
Columbus, OH 43215	New York, NY 10022
(614) 469-3265	(212) 891-2880

Registrant’s telephone number, including area code: (212) 891-2880

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 - March 31, 2021

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	3
Portfolio of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights
Class A	14
Class C	16
Class W	18
Class I	20
Class L	22
Notes to Consolidated Financial Statements	24
Additional Information	34
Privacy Notice	36

Alternative Credit Income Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Dear Shareholders:

We are pleased to share with you insights on the Alternative Credit Income Fund (the “Fund”), formerly the Resource Credit Income Fund, for the semi-annual period ended March 31, 2021.

The Fund1 posted a return of 14.8% for the six-month period, driven, in part, by investments made during last year’s pandemic-induced selloff. These opportunistic purchases helped fuel the Fund’s significant outperformance during the period, beating all relevant fixed income benchmarks, including the Barclay’s U.S. Aggregate Total Return Value Index2 (-2.7% in the six-months ended 3/31/21), the S&P/LSTA Leveraged Loan Total Return Index3 (+5.7%) and the Bank of America High Yield Index (+7.4%)4.

Within Public Credit (which predominantly consists of investments in public Business Development Companies), the Fund realized an 83.2% return in shares of Pennant Park Investment Corp (ticker: PNNT). Our shareholders additionally benefited from gains of +64.7% from WhiteHorse Finance (ticker: WHF), +40.4% from Ares Capital Corp (ticker: ARCC) and +38.8% from TriplePoint Venture Growth (ticker: TPVG).

Within Direct Credit, a 22.2% gain in the loans of wine distributor, Winebow, boosted segment returns. Subsequent to quarter-end, Winebow repaid our term loan, crystalizing a notable gain for our shareholders. Bonds of aerospace supply-chain manager Incora returned 33.4% during the period, justifying the Fund’s continued faith in the business despite COVID-related disruptions last year.

Private Credit, which represents the Fund’s investments in a range of credit funds, saw positive contributions across the portfolio. Nearly all the Fund’s capital commitments to these vehicles have been called, with only $13.6mn of outstanding obligations. As these funds near full deployment, we expect continued momentum from this portfolio segment.

Fund Performance

During the six months ended March 31, 2021, the Fund1 posted a gain of 14.8%.

We always encourage our partners to maintain a long-term perspective of performance, even during times of strength. Through the end of March 2021, the Fund has generated a five-year annualized return of 10.16% and a volatility of 10.13%—roughly one-third of the volatility of the S&P 5005. On a raw return basis, the Fund easily outpaces all fixed income benchmarks and nearly all peer corporate credit interval funds. From a Sharpe Ratio adjusted basis, the Fund even tops the S&P 500—a remarkable achievement for a fixed income vehicle.

Positioning

Valuations within the public BDC market have returned to—and in many instances, exceed—pre-COVID levels. The Fund ended the period with 13.1% of the portfolio invested in Public Credit, down from 16.7% at the end of last quarter, as the Fund realized strong gains. We expect to continue strategically shrinking this portfolio segment given current valuations and to reduce potential future net asset value (“NAV”) volatility.

The Fund has leveraged its new investment adviser, Sierra Crest Investment Management LLC (the “Adviser”), to significantly expand its allocation to directly originated private credit. These deals—which are proprietary to the BC Partners platform—will deliver a range of benefits to our investors, in our view.

First, with interest rates near historic lows, private credit offers notably higher income than their liquid equivalent, helping boost the Fund’s income potential. Second, these private deals are less subject to daily swings in market value, helping reduce portfolio volatility. Last, private credit also expands the Fund’s proprietary or exclusive investments; many investors can only access these unique private deals through the Fund, providing further differentiation from traditional fixed income vehicles.

As of May 2021, proprietary BC Partners deals represented roughly 24% of our Direct Credit portfolio (61.2% of AUM as of 3/31/21).

Beyond portfolio segmentation, the Fund has also tilted its allocation towards floating rate assets.

The Fund’s flexible mandate enables the Fund to invest across the entire fixed income universe to find the highest risk adjusted returns. As part of that mandate, the Fund can—and has—shifted its allocation between fixed and floating rate assets to appropriately anticipate the shifting interest rate environment.

You may recall that in 2015, 2016 and 2017 the Fund was roughly 70%-80% invested in floating-rate assets, given our expectations that the U.S. Federal Reserve System (the “Fed”) would attempt to normalize rates. After a series of hikes, the Fund’s rate positioning proved prescient.

In 2018, the Fund began shifting into fixed rate debt given our view that the Fed would have limited capacity for hikes late in the credit cycle. We obviously did not expect the cuts we experienced in 2019—nor did we expect the dramatic pandemic-induced cuts—but our rate positioning proved correct, yet again.

Semi-Annual Report | March 31, 2021	1

Alternative Credit Income Fund	Shareholder Letter
March 31, 2021 (Unaudited)

Today, the Fund is back to around 70% floating rate exposure. Nearly every position we have added to the Fund in the last six months has been floating rate. With the 10 Year U.S. Treasury having moved from 55 basis points6 (“bps”) in August 2020 to around 1.60% today, the Fund was once again ahead of the rate cycle.

Again, the Fund does not “bet” on rates. The Fund simply attempts to properly adjust its portfolio positioning to the match the current environment.

Conclusion

The Fund continues to execute on its core investment mandate: generating above market yields and above market returns by investing across the corporate credit universe.

From a macro standpoint, we would note that the increase in interest rates over the last six months, as well as the upward sloping yield curve, are associated with an improving and firming economy. With fiscal and monetary stimulus in overdrive as well, we believe credit risk and defaults should remain extremely muted for the foreseeable future. Highlighting this dynamic, total credit upgrades have been outpacing total downgrades on a rolling 3-month basis since December 2020—suggesting broad improved credit fundamentals. We believe this provides an ideal backdrop for our Fund’s strategy.

Separately, we are proud that despite significant disruptions last year—both with the change of the Fund’s adviser as well as with pandemic-induced market volatility—the Fund has nevertheless delivered exactly as promised for investors.

When we launched in 2015, we told the market we would deliver a 7% distribution on a $10 NAV as well as 100-200bps of capital appreciation by purchasing mis-priced and discounted securities. With our five-year annualized return of 10.16%, we have delivered exactly as promised.

Additionally, our Fund structure and strategy cannot prevent market downturns and we do not attempt to mask the prices of our holdings. In a downturn, asset prices fall—the Fund included. However, we believe that we have delivered on our goal of protecting your clients’ hard-earned dollars during periods of market volatility. The Fund did not sell a single asset during last year’s COVID-induced panic.

In short, for nearly six years, we believe the Fund has delivered on the commitments we have made to our shareholders.

We thank you for your continued support.

Regards,

Michael Terwilliger, CFA

Portfolio Manager*

Alternative Credit Income Fund

*	Effective October, 31, 2020, Sierra Crest Investment Management LLC (“Sierra Crest”) replaced Resource Alternative Advisor, LLC (“Resource”) as the Fund’s investment adviser. Michael Terwilliger has joined Sierra Crest as a portfolio manager to the Fund. For additional information, please see the Subsequent Event footnote to the Consolidated Financial Statements.

1	Fund performance refers to that of Class I. Unless otherwise stated, all performance figures provided are for the six-month period ended March 31, 2021.
[2]	Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.
[3]	S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.
[4]	ICE BofA U.S. High Yield Index – The ICE BofA U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Investors cannot invest directly in an index.
[5]	S&P 500 – The S&P 500 is a market-capitalization-weighted index of the 500 largest publicly-traded companies in the U.S. Investors cannot invest directly in an index.
[6]	Basis points are a common unit of measurement for interest rates. One basis point is equal to 1/100th of 1% or 0.01%.

2	www.altcif.com

Alternative Credit Income Fund	Portfolio Update
March 31, 2021 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2021, compared to its benchmark:

Alternative Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	5 Year	Since Inception*	Inception
Class A Shares - Without Load	1.53%	5.74%	14.49%	5.74%	34.13%	6.65%	9.95%	7.32%	4/17/2015
Class A Shares - With Load	-4.31%	-0.31%	7.96%	-0.31%	26.37%	4.57%	8.48%	6.11%	4/17/2015
Class C Shares - Without Load	1.53%	5.59%	14.14%	5.59%	33.17%	5.88%	9.44%	6.85%	4/17/2015
Class C Shares - With Load(a)	-1.01%	3.02%	11.44%	3.02%	30.23%	5.35%	9.12%	6.58%	4/17/2015
Class W Shares - Without Load	1.53%	5.84%	14.61%	5.84%	34.13%	6.68%	9.91%	7.25%	4/17/2015
Class I Shares - Without Load	1.51%	5.80%	14.62%	5.80%	34.41%	6.93%	10.22%	7.56%	4/17/2015
Class L Shares - Without Load	1.47%	5.67%	14.35%	5.67%	33.79%	6.41%	N/A	6.01%	7/28/2017
Class L Shares - With Load	-2.85%	1.19%	9.52%	1.19%	28.15%	4.88%	N/A	4.76%	7/28/2017
S&P/LSTA Leverage Loan Index	0.00%	1.78%	5.66%	1.78%	20.71%	4.13%	5.28%	4.09%	4/17/2015

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 15, 2020, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 4.64% for Class A, 5.39% for Class C, 4.61% for Class W, 4.38% for Class I and 4.90% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.54% for Class A, 5.29% for Class C, 4.54% for Class W, 4.29% for Class I and 4.79% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-833-404-4103.

Semi-Annual Report | March 31, 2021	3

Alternative Credit Income Fund	Portfolio Update
March 31, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Consolidated Portfolio Composition as of March 31, 2021

Asset Type	Percent of Net Assets
Bank Loans	37.63%
Private Investment Funds	26.74%
Bonds and Notes	19.36%
Common Equity	14.56%
Preferred Stocks	4.95%
Short Term Investment	1.81%
Warrants	0.13%
Total Investments	105.18%
Line of Credit	-1.87%
Other Liabilities in Excess of Assets	-3.31%
Net Assets	100.00%

Please see the Consolidated Schedule of Investments for a detailed listing of the Fund’s holdings.

4	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
BANK LOANS (37.63%)(a)
Consumer Discretionary (5.27%)
Arrow Purchaser, Inc., First Lien Initial Term Loan	7.75%	L + 6.75%, 1.00% Floor	02/26/2026	$3,333,333	$3,283,333
BBB Industries US Holdings, Inc., Second Lien Term Loan	8.61%	3M US L + 8.50%	06/29/2026	5,000,000	4,650,000
CEC Entertainment, Inc., First Lien Initial Term Loan	11.25%	L + 10.25%, 1.00% Floor	12/30/2025	370,085	507,016
CEC Entertainment, Inc., Second Lien Term Loan	8.00%	3M US L + 7.00%, 1.00% Floor	12/30/2027	404,740	397,050
Great Outdoors Group LLC, First Lien B-1 Term Loan	5.00%	L + 4.25%, 0.75% Floor	03/06/2028	4,000,000	4,011,500
Wash MultiFamily Acquisition, Inc., Second Lien Initial US Term Loan	8.00%	1M US L + 7.00%, 1.00% Floor	05/15/2023	1,123,389	1,078,229
WASH Multifamily Laundry Systems LLC, Second Lien Initial Canadian Term Loan	8.00%	1M US L + 7.00%, 1.00% Floor	05/12/2023	196,756	188,847
					14,115,975
Consumer Staples (4.98%)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	7.86%	1M US L + 7.75%	10/01/2026	2,500,000	2,487,500
Alphabet Holding Company, Inc., Second Lien Initial Term Loan	7.86%	1M US L + 7.75%	09/26/2025	5,000,000	5,019,650
BrightPet, First Lien Term Loan(b)(c)	7.25%	3M US L + 6.25%, 1.00% Floor	10/05/2026	2,000,000	2,000,000
BrightPet - Delayed Draw Term Loan(b)(c)(d)	7.25%	3M US L + 6.25%, 1.00% Floor	10/05/2026	1,000,000	1,000,000
BrightPet - Revolver(b)(c)(d)	7.25%	3M US L + 6.25%, 1.00% Floor	10/05/2026	500,000	500,000
Winebow Holdings, Inc., First Lien Term Loan	4.75%	1M US L + 3.75%, 1.00% Floor	07/01/2021	2,347,588	2,333,503
					13,340,653
Financials (2.20%)
Asurion LLC, First Lien New B-7 Term Loan	3.11%	1M US L + 3.00%	11/03/2024	1,949,875	1,944,395
H-CA II, LLC, First Lien Term Loan(b)(c)	14%
	Cash, 5%
	PIK	N/A	02/17/2024	2,000,000	2,000,000
South Street Securities Holdings, Inc, First Lien Term Loan(b)(c)	9.00%	L + 8.00%, 1.00% Floor	03/24/2026	2,000,000	1,950,000
					5,894,395
Health Care (5.09%)
Outcomes Group Holdings, Inc., Second Lien Term Loan	7.70%	3M US L + 7.50%	10/26/2026	769,231	751,923
Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan	6.86%	1M US L + 6.75%	06/28/2026	1,000,000	1,004,170
Upstream Rehabilitation, Inc., Second Lien Term Loan	8.61%	1M US L + 8.50%	11/20/2027	7,500,000	7,312,500
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	7.86%	1M US L + 7.75%	07/02/2026	5,000,000	4,590,000
					13,658,593
Industrials (6.70%)
Jazz Acquisition, Inc., Second Lien Term Loan	8.11%	1M US L + 8.00%	06/18/2027	4,000,000	3,290,000
Restaurant Technologies, Inc., Second Lien Initial Term Loan	6.61%	1M US L + 6.50%	10/01/2026	4,500,000	4,312,508
Tempo Acquisition LLC, First Lien Extended Term Loan	3.75%	1M US L + 3.25%, 0.50% Floor	11/02/2026	2,579,026	2,581,450
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan	8.75%	1M US L + 7.75%, 1.00% Floor	08/25/2025	7,750,000	7,768,406
					17,952,364

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	5

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
Information Technology (11.65%)
DCert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan	7.11%	1M US L + 7.00%	02/19/2029	$3,600,000	$3,633,768
EagleView Technology Corp., Second Lien Term Loan	8.50%	3M US L + 7.50%, 1.00% Floor	08/14/2026	1,495,652	1,480,696
Hyland Software, Inc., Second Lien Initial Term Loan	7.00%	1M US L + 6.25%, 0.75% Floor	07/07/2025	1,760,000	1,767,330
Ivanti Software, Inc., Second Lien Initial Term Loan	9.50%	3M US L + 8.50%, 1.00% Floor	12/01/2028	5,000,000	4,972,000
Monotype Imaging Holdings, Inc., First Lien Term Loan	6.00%	L + 6.00%	10/09/2026	3,000,000	2,972,700
NAVIGA INC., First Lien Term Loan(b)(c)	8.00%	L + 7.00%, 1.00% Floor	11/29/2022	1,435,070	1,399,193
NAVIGA INC. - Delayed Draw Term Loan(b)(c)(d)	8.00%	L + 7.00%, 1.00% Floor	11/29/2022	1,519,486	1,500,492
Renaissance Holding Corp., Second Lien Initial Term Loan	7.11%	1M US L + 7.00%	05/29/2026	6,486,683	6,488,305
Spectrio, First Lien Term Loan(b)(c)	7.00%	1M US L + 6.00%, 1.00% Floor	12/09/2026	2,823,529	2,820,706
Spectrio - Delayed Draw Term Loan(b)(c)(d)	7.00%	1M US L + 6.00%, 1.00% Floor	12/09/2026	1,176,471	1,175,294
Virgin Pulse, Inc., First Lien Initial Term Loan	8.00%	L + 7.25%, 0.75% Floor	04/06/2029	3,000,000	3,030,000
					31,240,484
Materials (1.74%)
Ball Metalpack Finco LLC, Second Lien Initial Term Loan	9.75%	3M US L + 8.75%, 1.00% Floor	07/31/2026	5,000,000	4,666,675

TOTAL BANK LOANS
(Cost $101,211,838)					100,869,139

BONDS & NOTES (19.36%)
ASSET BACKED SECURITIES (2.97%)(a)(e)
Diversified (2.97%)
Canyon Capital CLO 2014-1, Ltd., Class ER	7.91%	3M US L + 7.70%	01/30/2031	1,000,000	803,822
Jamestown CLO V, Ltd., Class F(f)	6.07%	3M US L + 5.85%	01/17/2027	1,498,501	275,726
OCP CLO 2013-4, Ltd., Class DR(f)	6.99%	3M US L + 6.77%	04/24/2029	1,000,000	995,924
Octagon Investment Partners 36, Ltd., Class F	7.99%	3M US L + 7.75%	04/15/2031	1,000,000	878,618
Octagon Investment Partners XIV, Ltd., Class ER(f)	8.59%	3M US L + 8.35%	07/15/2029	2,132,000	1,869,807
Saranac CLO VII, Ltd., Class ER	6.90%	3M US L + 6.72%	11/20/2029	500,000	374,635
Tralee CLO II, Ltd., Class ER(f)	8.07%	3M US L + 7.85%	07/20/2029	1,000,000	997,427
Tralee CLO II, Ltd., Class FR(f)	9.07%	3M US L + 8.85%	07/20/2029	1,077,549	810,728
Trinitas CLO III, Ltd., Class F(f)	6.74%	3M US L + 6.50%	07/15/2027	592,481	241,836
Voya CLO 2014-2, Ltd., Class ER	7.92%	3M US L + 7.70%	04/17/2030	1,000,000	712,848
					7,961,371
CONVERTIBLE CORPORATE BONDS (1.12%)
Industrials (1.12%)
Scorpio Tankers, Inc.(f)	3.000%	N/A	05/15/2022	3,025,000	3,010,116

CORPORATE BONDS (15.27%)
Consumer Discretionary (1.34%)
NMG Holding Co. Inc / Neiman Marcus Group LLC(e)	7.125%	N/A	04/01/2026	3,000,000	3,063,750
Real Hero Merger Sub 2, Inc.(e)(f)	6.250%	N/A	02/01/2029	500,000	516,875
					3,580,625
Consumer Staples (5.37%)
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc.(e)(f)	8.500%	N/A	12/15/2022	6,011,000	6,198,844
H-Food Holdings LLC / Hearthside Finance Co., Inc.(e)(f)	8.500%	N/A	06/01/2026	7,978,000	8,189,616
					14,388,460

See Notes to Consolidated Financial Statements.

6	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2021 (Unaudited)

	Coupon	Reference Rate & Spread	Maturity	Principal	Value
CORPORATE BONDS (continued)
Industrials (4.86%)
Mileage Plus Holdings LLC / Mileage Plus Intellectual
Property Assets, Ltd.(e)(f)	6.500%	N/A	06/20/2027	$1,000,000	$1,097,500
New Enterprise Stone & Lime Co., Inc.(e)(f)	6.250%	N/A	03/15/2026	1,475,000	1,514,640
New Enterprise Stone & Lime Co., Inc.(e)(f)	9.750%	N/A	07/15/2028	1,000,000	1,125,000
Wolverine Escrow LLC(e)(f)	13.125%	N/A	11/15/2027	5,000,000	4,350,000
Wolverine Escrow LLC(e)(f)	8.500%	N/A	11/15/2024	4,943,000	4,939,911
					13,027,051
Materials (3.70%)
Trident TPI Holdings, Inc.(e)(f)	6.625%	N/A	11/01/2025	2,399,000	2,449,727
Trident TPI Holdings, Inc.(e)(f)	9.250%	N/A	08/01/2024	7,000,000	7,472,500
					9,922,227
TOTAL BONDS & NOTES
(Cost $51,845,003)					51,889,850

	Shares	Value
COMMON EQUITY (14.56%)
Consumer Discretionary (0.54%)
CEC Entertainment, Inc.(g)	79,564	1,452,043

Diversified (13.50%)
Apollo Investment Corp.(f)	106,332	1,458,875
Ares Capital Corp.(f)	269,423	5,040,904
FS KKR Capital Corp.(f)	150,016	2,974,817
FS KKR Capital Corp. II(f)	195,000	3,808,350
PennantPark Floating Rate Capital Ltd.(f)	303,163	3,601,577
Portman Ridge Finance Corp.(f)	255,046	550,899
SLR Investment Corp.	414,872	7,368,127
Trinity Capital, Inc.(f)	100,000	1,492,000
TriplePoint Venture Growth BDC Corp.	215,109	3,108,325
WhiteHorse Finance, Inc.	447,282	6,785,268
		36,189,142

Energy (0.52%)
Whiting Petroleum Corp.(f)(g)	39,046	1,384,181

TOTAL COMMON EQUITY
(Cost $34,304,188)		39,025,366

	Dividend Rate	Shares	Value
PREFERRED STOCKS (4.95%)
Consumer Discretionary (1.81%)
Pennfoster(b)(c)	10.750%	4,959,647	4,860,454

Diversified (2.37%)
Trinity Capital, Inc.(e)(f)	7.000%	240,000	6,336,000

Financials (0.77%)
Maiden Holdings North America, Ltd.(f)	7.750%	88,000	2,064,480

TOTAL PREFERRED STOCKS
(Cost $12,861,860)			13,260,934

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	7

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2021 (Unaudited)

	Dividend Rate	Shares	Value
PRIVATE INVESTMENT FUNDS (26.74%)
BlackRock Global Credit Opportunities Fund, LP(b)(d)(h)			$20,284,590
CVC European Mid-Market Solutions Fund(b)(d)(h)			13,552,186
GSO Credit Alpha Fund II LP(b)(d)(h)			10,591,155
Monroe Capital Private Credit Fund III LP(b)(d)(h)			8,592,723
Tree Line Credit Strategies LP(b)(d)(h)			18,672,270
			71,692,924

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $70,520,729)			71,692,924

WARRANTS (0.13%)
CEC Entertainment, Inc.(f)		237,941	362,860

TOTAL WARRANTS
(Cost $–)			362,860

SHORT TERM INVESTMENT (1.81%)
Dreyfus Treasury Cash Management, Institutional Class, 0.02%(i)		4,843,579	4,843,579

TOTAL SHORT TERM INVESTMENT
(Cost $4,843,579)			4,843,579

INVESTMENTS, AT VALUE (105.18%)
(Cost $275,587,197)			$281,944,652

LINE OF CREDIT (-1.87%)			(5,014,241)
Other Liabilities In Excess Of Other Assets (-3.31%)			(8,866,661)

NET ASSETS (100.00%)			$268,063,750

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Reference Rates:

1M US L - 1 Month LIBOR as of March 31, 2021 was 0.11%

3M US L - 3 Month LIBOR as of March 31, 2021 was 0.19%

(a)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(b)	Illiquid/restricted security. See chart below.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(d)	All or a portion of this commitment was unfunded as of March 31, 2021.
(e)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2021, the aggregate market value of those securities was $55,215,734, representing 20.60% of net assets.
(f)	All or a portion of each of these securities have been segregated as collateral for line of credit. The aggregate market value of those securities was $74,446,783 (see Note 6).
(g)	Non-income producing security.
(h)	Investment is held through CIF Investments LLC, a wholly-owned subsidiary.
(i)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2021.

See Notes to Consolidated Financial Statements.

8	www.altcif.com

Alternative Credit Income Fund	Consolidated Schedule of Investments
March 31, 2021 (Unaudited)

Securities determined to be illiquid/restricted under the procedures approved by the Fund’s Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net Assets
3/31/2018 - 3/31/2021	BlackRock Global Credit Opportunities Fund, LP	$19,319,913	$20,284,590	7.6%
09/30/2017 - 03/31/2020	CVC European Mid-Market Solutions Fund	13,556,610	13,552,186	5.1%
6/30/2018 - 3/31/2021	GSO Credit Alpha Fund II LP	10,142,946	10,591,155	4.0%
9/30/2018 - 12/31/2020	Monroe Capital Private Credit Fund III LP	8,501,260	8,592,723	3.2%
12/31/2017 - 06/30/2019	Tree Line Credit Strategies LP	19,000,000	18,672,270	7.0%
	Total Private Fund LP Interests	$70,520,729	$71,692,924	26.7%

12/31/2020 - 3/31/2021	BrightPet, First Lien Term Loan	1,961,661	2,000,000	0.8%
12/31/2020 - 3/31/2021	BrightPet - Delayed Draw Term Loan	980,520	1,000,000	0.4%
12/31/2020 - 3/31/2021	BrightPet - Revolver	490,501	500,000	0.2%
12/31/2020 - 3/31/2021	H-CA II, LLC, First Lien Term Loan	2,000,000	2,000,000	0.8%
12/31/2020 - 3/31/2021	NAVIGA INC., First Lien Term Loan	1,400,881	1,399,193	0.5%
12/31/2020 - 3/31/2021	NAVIGA INC. - Delayed Draw Term Loan	1,501,391	1,500,492	0.6%
9/30/2020 - 3/31/2021	Pennfoster	4,861,620	4,860,454	1.8%
12/31/2020 - 3/31/2021	South Street Securities Holdings, Inc, First Lien Term Loan	1,950,195	1,950,000	0.7%
12/31/2020 - 3/31/2021	Spectrio, First Lien Term Loan	2,789,400	2,820,706	1.1%
12/31/2020 - 3/31/2021	Spectrio - Delayed Draw Term Loan	1,179,326	1,175,294	0.4%
	Total Private Direct Investments	$19,115,495	$19,206,139	7.2%

	Total	$89,636,224	$90,899,063	33.9%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice(Days)	Unfunded Commitments as of March 31, 2021 (See Note 2)
BlackRock Global Credit Opportunities Fund, LP(a)	$20,284,590	N/A	N/A	$5,683,079
CVC European Mid-Market Solutions Fund(b)	13,552,186	N/A	N/A	1,525,516
GSO Credit Alpha Fund II LP(a)	10,591,155	N/A	N/A	4,857,054
Monroe Capital Private Credit Fund III LP(b)	8,592,723	N/A	N/A	1,498,740
Tree Line Credit Strategies LP	18,672,270	Quarterly	90	N/A
Total	$71,692,924			$13,564,389

Unfunded Debt Instruments

Security		Maturity	Unfunded Commitment (See Note 2)
BrightPet - Delayed Draw Term Loan	$1,000,000	10/05/2026	$1,000,000
BrightPet - Revolver	500,000	10/05/2026	475,000
Spectrio - Delayed Draw Term Loan	1,175,294	12/09/2026	581,176
NAVIGA INC. - Delayed Draw Term Loan	1,500,492	11/29/2022	1,519,486
Total	$4,175,786		$3,575,662

Total Unfunded Commitments	$75,868,710		$17,140,051

(a)	A voluntary withdrawal may be permitted at the General Partner’s discretion with the General Partner’s consent.
(b)	A voluntary withdrawal may be permitted with the General Partner’s prior written consent

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	9

Alternative Credit Income Fund	Consolidated Statement of Assets and Liabilities
March 31, 2021 (Unaudited)

ASSETS
Investments, at value (Cost $275,587,197)	$281,944,652
Cash	146,815
Interest and dividends receivable	1,947,937
Receivable for investments sold	3,349,590
Receivable for fund shares sold	6,491,207
Prepaid expenses and other assets	131,266
Total assets	294,011,467

LIABILITIES
Line of credit payable	5,014,241
Payable for investments purchased	20,412,816
Due to Adviser	283,107
Administration fees payable	50,728
Distribution fees payable	33,609
Shareholder servicing fees payable	36,796
Transfer agency fees payable	26,438
Accrued expenses and other liabilities	89,982
Total liabilities	25,947,717
NET ASSETS	$268,063,750
Commitments and contingencies (Note 2)	–

NET ASSETS CONSISTS OF
Paid-in capital	$268,293,930
Total accumulated deficit	(230,180)
NET ASSETS	$268,063,750

Common Shares:
Class A
Net assets	$41,890,736
Shares of beneficial interest outstanding (no par value; unlimited number of shares)	3,878,283
Net asset value and redemption price per share(a)	$10.80
Maximum offering price per share (maximum sales charge of 5.75%)	$11.46
Class C
Net assets	$48,345,754
Shares of beneficial interest outstanding (no par value; unlimited shares)	4,424,906
Net asset value, offering and redemption price per share(a)	$10.93
Class W
Net assets	$69,989,743
Shares of beneficial interest outstanding (no par value; unlimited shares)	6,482,138
Net asset value, offering and redemption price per share	$10.80
Class I
Net assets	$93,914,791
Shares of beneficial interest outstanding (no par value; unlimited shares)	8,677,190
Net asset value, offering and redemption price per share	$10.82
Class L
Net assets	$13,922,726
Shares of beneficial interest outstanding (no par value; unlimited shares)	1,289,275
Net asset value and redemption price per share	$10.80
Maximum offering price per share (maximum sales charge of 4.25%)	$11.28

(a)	Redemption price varies based on length of time held (Note 5).

See Notes to Consolidated Financial Statements.

10	www.altcif.com

Alternative Credit Income Fund	Consolidated Statement of Operations
For the Six Months Ended March 31, 2021 (Unaudited)

INVESTMENT INCOME
Interest	$8,029,175
Dividends	5,243,635
Total investment income	13,272,810

EXPENSES
Investment advisory fees (Note 3)	2,375,792
Administrative fees (Note 3)	156,372
Distribution fees (Note 3):
Class C	172,456
Class L	16,617
Shareholder servicing fees (Note 3):
Class A	50,182
Class C	57,485
Class W	85,270
Class L	16,617
Interest expense (Note 7)	70,370
Transfer agent fees (Note 3)	239,941
Professional fees	137,407
Printing expense	79,396
Registration fees	43,122
Custody fees	6,644
Trustee fees and expenses (Note 3)	24,099
Compliance services fees (Note 3)	39,339
Networking Fees:
Class A	5,752
Class C	5,788
Class W	3,621
Class I	9,907
Class L	2,811
Other expenses	58,170
Total expenses	3,657,158
Fees waived by Adviser (Note 3)	(181,669)
Recoupment of previously waived fees (Note 3)	37
Total net expenses	3,475,526
NET INVESTMENT INCOME	9,797,284
Net realized loss on investments	(8,268,019)
Net change in unrealized appreciation on investments	33,246,197
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	24,978,178
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,775,462

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	11

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
OPERATIONS
Net investment income	$9,797,284	$17,968,333
Net realized loss on investments	(8,268,019)	(3,391,875)
Gains increase from payments by affiliates (Note 3)	–	335,295
Net realized loss on securities sold short	–	(434,122)
Long-term capital gains distributions from other investment companies	–	640,367
Net change in unrealized appreciation/(depreciation) on investments	33,246,197	(22,488,468)
Net change in unrealized appreciation on securities sold short	–	451,779
Net increase/(decrease) in net assets resulting from operations	34,775,462	(6,918,691)

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(1,357,156)	(2,742,822)
Class C	(1,379,995)	(2,783,170)
Class W	(2,290,059)	(5,637,361)
Class I	(3,150,384)	(6,545,582)
Class L	(431,488)	(877,305)
From return of capital:
Class A	–	(449,557)
Class C	–	(456,521)
Class W	–	(890,742)
Class I	–	(1,063,106)
Class L	–	(142,599)
Total distributions to shareholders	(8,609,082)	(21,588,765)

COMMON SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	559,286	5,840,049
Distributions reinvested	718,563	1,781,074
Cost of shares redeemed	(2,253,990)	(3,245,836)
Net transferred in(out)	(60,712)	(414,003)
Net increase/(decrease) from share transactions	(1,036,853)	3,961,284

Class C
Proceeds from sales of shares	1,360,832	8,319,399
Distributions reinvested	759,643	1,859,781
Cost of shares redeemed	(2,327,552)	(2,869,823)
Net transferred in(out)	(124,312)	(347,881)
Net increase/(decrease) from share transactions	(331,389)	6,961,476

Class W
Proceeds from sales of shares	1,974,321	13,839,560
Distributions reinvested	712,643	2,285,342
Cost of shares redeemed	(8,738,799)	(18,542,424)
Net transferred in(out)	(913,394)	(4,584,446)
Net decrease from share transactions	(6,965,229)	(7,001,968)

Class I
Proceeds from sales of shares	6,699,202	21,748,932
Distributions reinvested	1,870,836	4,502,319
Cost of shares redeemed	(12,443,258)	(21,289,740)
Net transferred in(out)	1,098,418	5,346,330
Net increase/(decrease) from share transactions	(2,774,802)	10,307,841

Class L
Proceeds from sales of shares	781	348,597
Distributions reinvested	243,637	577,980
Cost of shares redeemed	(335,875)	(905,353)
Net increase/(decrease) from share transactions	(91,457)	21,224

See Notes to Consolidated Financial Statements.

12	www.altcif.com

Alternative Credit Income Fund	Consolidated Statements of Changes in Net Assets (continued)

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
Total net increase/(decrease) from share transactions	14,966,650	(14,257,599)

NET ASSETS
Beginning of period	253,097,100	267,354,699
End of period	$268,063,750	$253,097,100

OTHER INFORMATION
Common Shares Transactions
Class A
Issued	54,997	568,509
Distributions reinvested	68,453	181,466
Redeemed	(222,233)	(328,793)
Net Transferred in(out)	(6,059)	(40,820)
Net increase(decrease) in shares	(104,842)	380,362

Class C
Issued	130,917	783,402
Distributions reinvested	71,522	187,748
Redeemed	(227,181)	(281,781)
Net Transferred in(out)	(11,419)	(35,195)
Net increase(decrease) in shares	(36,161)	654,174

Class W
Issued	189,957	1,366,034
Distributions reinvested	67,930	232,125
Redeemed	(865,656)	(1,873,525)
Net Transferred in(out)	(93,436)	(475,259)
Net decrease in shares	(701,205)	(750,625)

Class I
Issued	644,981	2,049,788
Distributions reinvested	177,976	458,248
Redeemed	(1,227,891)	(2,151,489)
Net Transferred in(out)	110,701	550,137
Net increase(decrease) in shares	(294,233)	906,684

Class L
Issued	76	32,215
Distributions reinvested	23,194	58,939
Redeemed	(32,686)	(86,798)
Net increase(decrease) in shares	(9,416)	4,356

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	13

Alternative Credit Income Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$9.75		$10.80		$11.09	$11.13	$10.26		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.40		0.69		0.73	0.79	0.57		0.43
Net realized and unrealized gain/(loss) on investments	1.00		0.92		(0.32)	(0.13)	1.02		0.18
Total income/(loss) from investment operations	1.40		(0.23)		0.41	0.66	1.59		0.61

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.70)		(0.55)	(0.57)	(0.47)		(0.27)
From net realized gain on investments	–		–		–	(0.04)	(0.16)		–
From return of capital	–		(0.12)		(0.15)	(0.09)	(0.09)		(0.08)
Total distributions	(0.35)		(0.82)		(0.70)	(0.70)	(0.72)		(0.35)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.05		(1.05)		(0.29)	(0.04)	0.87		0.26
NET ASSET VALUE, END OF YEAR	$10.80		$9.75		$10.80	$11.09	$11.13		$10.26

TOTAL RETURN(b)	14.49%		(1.88	)%(c)(d)	3.91%	6.09%	15.79	%(c)	6.22	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$41,891		$38,829		$38,901	$29,712	$16,049		$4,043

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.79	%(f)	2.78%		2.79%	2.93%	4.90%		31.46%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.64	%(f)	2.68%		2.67%	2.61%	2.59%		2.59%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.74	%(f)	2.69%		2.71%	2.91%	4.90%		34.54%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59	%(f)	2.59%		2.59%	2.59%	2.59%		2.59%
Net investment income	7.69	%(f)	6.93%		6.68%	7.06%	5.20%		4.43%

PORTFOLIO TURNOVER RATE	29	%(g)	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$5,014		$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$54,460		$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

14	www.altcif.com

Alternative Credit Income Fund – Class A	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Returns shown exclude applicable sales charges.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.98)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	15

Alternative Credit Income Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$9.86		$10.92		$11.22	$11.25	$10.36		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.36		0.62		0.66	0.72	0.50		0.59
Net realized and unrealized gain/(loss) on investments	1.02		(0.92)		(0.34)	(0.13)	1.03		0.08
Total income/(loss) from investment operations	1.38		(0.30)		0.32	0.59	1.53		0.67

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.31)		(0.66)		(0.48)	(0.50)	(0.40)		(0.24)
From net realized gain on investments	–		–		–	(0.04)	(0.16)		–
From return of capital	–		(0.10)		(0.14)	(0.08)	(0.08)		(0.07)
Total distributions	(0.31)		(0.76)		(0.62)	(0.62)	(0.64)		(0.31)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.07		(1.06)		(0.30)	(0.03)	0.89		0.36
NET ASSET VALUE, END OF YEAR	$10.93		$9.86		$10.92	$11.22	$11.25		$10.36

TOTAL RETURN(b)	14.14%		(2.61	)%(c)(d)	3.05%	5.39%	15.03	%(c)	6.85	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$48,346		$43,984		$41,575	$26,720	$8,965		$434

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.55	%(f)	3.53%		3.55%	3.75%	5.28%		18.42%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.40	%(f)	3.43%		3.42%	3.37%	3.34%		3.34%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.49	%(f)	3.44%		3.47%	3.72%	5.28%		18.42%
Expenses, net of fees waived/expenses reimbursed by Adviser	3.34	%(f)	3.34%		3.34%	3.34%	3.34%		3.34%
Net investment income	6.94	%(f)	6.19%		5.95%	6.38%	4.46%		5.85%

PORTFOLIO TURNOVER RATE	29	%(g)	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$5,014		$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$54,460		$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

16	www.altcif.com

Alternative Credit Income Fund – Class C	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	17

Alternative Credit Income Fund – Class W	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$9.74		$10.79		$11.09	$11.12	$10.24		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.40		0.69		0.73	0.79	0.58		0.63
Net realized and unrealized gain/(loss) on investments	1.01		(0.92)		(0.33)	(0.12)	1.01		(0.07	)(b)
Total income/(loss) from investment operations	1.41		(0.23)		0.40	0.67	1.59		0.56

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.70)		(0.55)	(0.57)	(0.46)		(0.25)
From net realized gain on investments	–		–		–	(0.04)	(0.16)		–
From return of capital	–		(0.12)		(0.15)	(0.09)	(0.09)		(0.07)
Total distributions	(0.35)		(0.82)		(0.70)	(0.70)	(0.71)		(0.32)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.06		(1.05)		(0.30)	(0.03)	0.88		0.24
NET ASSET VALUE, END OF YEAR	$10.80		$9.74		$10.79	$11.09	$11.12		$10.24

TOTAL RETURN(c)	14.61%		(1.89	)%(d)(e)	3.81%	6.19%	15.77	%(d)	5.74	%(d)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$69,990		$69,993		$85,642	$75,275	$26,757		$494

RATIOS TO AVERAGE NET ASSETS(f)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.77	%(g)	2.75%		2.79%	2.98%	4.35%		17.52%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.64	%(g)	2.68%		2.67%	2.62%	2.61	%(h)	3.09%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.72	%(g)	2.66%		2.71%	2.95%	4.35%		17.52%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.59	%(g)	2.59%		2.59%	2.59%	2.61	%(h)	3.09%
Net investment income	7.68	%(g)	6.92%		6.68%	7.10%	5.22	%(h)	6.24%

PORTFOLIO TURNOVER RATE	29	%(i)	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$5,014		$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$54,460		$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

18	www.altcif.com

Alternative Credit Income Fund – Class W	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(e)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.99)%.
(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.
(i)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	19

Alternative Credit Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016
NET ASSET VALUE, BEGINNING OF YEAR	$9.77		$10.82		$11.12	$11.15	$10.28		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)	0.41		0.72		0.77	0.84	0.63		0.35
Net realized and unrealized gain/(loss) on investments	1.00		(0.92)		(0.34)	(0.14)	0.99		0.28
Total income/(loss) from investment operations	1.41		(0.20)		0.43	0.70	1.62		0.63

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.36)		(0.73)		(0.57)	(0.60)	(0.50)		(0.27)
From net realized gain on investments	–		–		–	(0.04)	(0.16)		–
From return of capital	–		(0.12)		(0.16)	(0.09)	(0.09)		(0.08)
Total distributions	(0.36)		(0.85)		(0.73)	(0.73)	(0.75)		(0.35)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.05		(1.05)		(0.30)	(0.03)	0.87		0.28
NET ASSET VALUE, END OF YEAR	$10.82		$9.77		$10.82	$11.12	$11.15		$10.28

TOTAL RETURN(b)	14.62%		(1.61	)%(c)(d)	4.08%	6.46%	16.07	%(c)	6.42	%(c)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in 000s)	$93,915		$87,634		$87,265	$29,273	$2,982		$213

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.54	%(f)	2.52%		2.54%	2.78%	4.45%		72.33%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.39	%(f)	2.43%		2.42%	2.37%	2.34%		2.34%
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.49	%(f)	2.43%		2.46%	2.75%	4.45%		72.33%
Expenses, net of fees waived/expenses reimbursed by Adviser	2.34	%(f)	2.34%		2.34%	2.34%	2.34%		2.34%
Net investment income	7.94	%(f)	7.20%		7.00%	7.51%	5.71%		3.53%

PORTFOLIO TURNOVER RATE	29	%(g)	39%		29%	43%	39%		22%

BORROWINGS AT END OF YEAR
Aggregate amount outstanding (000s)	$5,014		$–		$–	$–	$–		$5
Asset coverage per $1,000 (000s)	$54,460		$–		$–	$–	$–		$1,032,060

See Notes to Consolidated Financial Statements.

20	www.altcif.com

Alternative Credit Income Fund – Class I	Financial Highlights
For a Share Outstanding Throughout the Years Presented

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(d)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (1.71)%.
(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	21

Alternative Credit Income Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$9.75		$10.79		$11.09		$11.12	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.38		0.67		0.70		0.77	0.13
Net realized and unrealized gain/(loss) on investments	1.01		(0.91)		(0.33)		(0.13)	(0.03	)(c)
Total income/(loss) from investment operations	1.39		(0.24)		0.37		0.64	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.34)		(0.69)		(0.52)		(0.55)	(0.10)
From net realized gain on investments	–		–		–		(0.04)	(0.04)
From return of capital	–		(0.11)		(0.15)		(0.08)	(0.03)
Total distributions	(0.34)		(0.80)		(0.67)		(0.67)	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	1.05		(1.04)		(0.30)		(0.03)	(0.07)
NET ASSET VALUE, END OF YEAR OR PERIOD	$10.80		$9.75		$10.79		$11.09	$11.12

TOTAL RETURN(d)	14.35%		(2.04	)%(e)(f)	3.55	%(e)	5.92%	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$13,923		$12,656		$13,972		$10,098	$2,445

RATIOS TO AVERAGE NET ASSETS(g)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.05	%(h)	3.04%		3.06%		3.24%	4.39	%(h)
Expenses, net of fees waived/expenses reimbursed by Adviser	2.89	%(h)	2.93%		2.92%		2.87%	2.84	%(h)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.00	%(h)	2.95%		2.98%		3.21%	4.39	%(h)
Expenses, net of fees waived/expenses reimbursed by Adviser	2.84	%(h)	2.84%		2.84%		2.84%	2.84	%(h)
Net investment income	7.44	%(h)	6.66%		6.42%		6.92%	6.67	%(h)

PORTFOLIO TURNOVER RATE	29	%(i)	39%		29%		43%	39	%(i)(j)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$5,014		$–		$–		$–	$–
Asset coverage per $1,000 (000s)	$54,460		$–		$–		$–	$–

(a)	The Fund’s Class L commenced operations on July 28, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.
(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower.

See Notes to Consolidated Financial Statements.

22	www.altcif.com

Alternative Credit Income Fund – Class L	Financial Highlights
For a Share Outstanding Throughout the Years or Period Presented

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.
(f)	0.10% of the Fund’s total return consists of a reimbursement by the Adviser for a loss on a transaction. Excluding this item, total return would have been (2.14)%.
(g)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(h)	Annualized.
(i)	Not annualized.
(j)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2021	23

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

1.  ORGANIZATION

Alternative Credit Income Fund (the “Fund”) is a closed-end, diversified management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on December 11, 2014.

The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

Sierra Crest Investment Management LLC (the “Adviser”) serves as the Fund’s investment adviser. Prior to October 31, 2020, Resource Alternative Advisor, LLC, LLC served as investment adviser to the Fund pursuant to an investment advisory agreement.

On February 3, 2020, the Fund formed a wholly-owned subsidiary, CIF Investments LLC, a Delaware corporation. To the extent permitted by the 1940 Act, the Fund may make investments through CIF Investments LLC, which is a pass-through entity.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies, including Accounting Standards Update (“ASU”) 2013-08. These consolidated financial statements reflect adjustments that in the opinion of the Fund are necessary for the fair presentation of the financial position and results of operations as of and for the periods presented herein. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP and therefore applies the accounting and reporting guidance applicable to investment companies. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates, and such difference could be material. In accordance with U.S. GAAP guidance on consolidation, the Fund will generally not consolidate its investment in a portfolio company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiary, CIF Investments LLC, in its consolidated financial statements. All significant intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund” herein include Alternative Credit Income Fund and its consolidated subsidiary, except as stated otherwise.

Securities Transactions and Investment Income – Investment transactions are recorded on the trade date. Realized gains or losses on investments are calculated using the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are accreted to the earliest call date and purchase discounts are amortized over the life of the respective securities using the effective interest method.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. Accrued interest is generally reversed when a loan is placed on non-accrual status. Payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability of the outstanding principal and interest. Non-accrual loans may be restored to accrual status when past due principal and interest is paid current and are likely to remain current based on management’s judgment.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s board of trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s fair value committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

24	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at fair value as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Board. The Fund cannot ensure that fair values determined by the Board or persons acting in their direction would accurately reflect the price that the Fund could obtain for a security if the security was sold.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in private investment funds (“Private Investment Funds”). Private Investment Funds determine their investment assets at fair value and generally report a NAV or its equivalent on a calendar quarter basis. In accordance with U.S. GAAP guidance on fair value measurement, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments – The Fund invests in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of direct investments, loans originated by the Fund, participations in loans or assignments of all or a portion of the loans from third parties or exposure to investments in loans through investment in Private Investment Funds or other pooled investment vehicle. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution (the “Agent”) that acts as agent for the Lenders. Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

Unfunded Commitments – The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding, such as delayed draws or revolving credit arrangements. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Additionally, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. The unfunded commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund.

Semi-Annual Report | March 31, 2021	25

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

As of March 31, 2021, the Fund had unfunded commitments of $15,064,389.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund will generally have to pay a fee or premium to borrow a security and be obligated to repay the lender any dividend or interest that accrues on those securities during the period of the loan. The Fund bears the risk of a loss, unlimited in size, if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain, limited to the price that the Fund sold the security short, if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to- market daily.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the U.S. GAAP guidance on fair value measurements and disclosure, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are categorized in the following hierarchy under applicable accounting guidance:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices in markets that are not active, or quoted prices for similar assets or liabilities in active markets, or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value maximizes the use of observable inputs and minimizes the use of unobservable inputs.

26	www.altcif.com

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2021:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans(a)
Consumer Discretionary	$–	$14,115,975	$–	$14,115,975
Consumer Staples	–	9,840,653	3,500,000	13,340,653
Financials	–	1,944,395	3,950,000	5,894,395
Health Care	–	13,658,593	–	13,658,593
Industrials	–	17,952,364	–	17,952,364
Information Technology	–	24,344,799	6,895,685	31,240,484
Materials	–	4,666,675	–	4,666,675
Bonds & Notes(a)	–	51,889,850	–	51,889,850
Common Equity(a)
Consumer Discretionary	–	1,452,043	–	1,452,043
Diversified	36,189,142	–	–	36,189,142
Energy	1,384,181	–	–	1,384,181
Preferred Stocks(a)
Services	–	–	4,860,454	4,860,454
Investment Companies	6,336,000	–	–	6,336,000
Insurance	2,064,480	–	–	2,064,480
Rights and Warrants(a)	–	362,860	–	362,860
Short Term Investments	4,843,579	–	–	4,843,579
TOTAL	$50,817,382	$140,228,207	$19,206,139	$210,251,728
Investments measured at net asset value(a)				$71,692,924
Total Investments, at fair value				$281,944,652

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.

The changes of the fair value of investments for which the Trust has used Level 3 inputs to determine the fair value are as follows:

Asset Type	Balance as of September 30, 2020	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2021	Net change in Unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2021
Bank Loans	$–	$6,042	$–	$–	$91,811	$14,247,832	$–	$–	$–	$14,345,685	$91,811
Preferred Stocks	–	–	–	–	(1,166)	4,861,620	$–	$–	$–	4,860,454	(1,166)
	$–	$6,042	$–	$–	$90,645	$19,109,452	$–	$–	$–	$19,206,139	$90,645

There are significant unobservable valuation inputs for material Level 3 investments, and a change to the unobservable input may result in a significant change to the value of the investment. Level 3 investment valuation techniques and inputs as of March 31, 2021 are as follows:

		Quantitative Information about Level 3 Fair Value Measurements
Asset Category	Fair Value	Valuation Technique/ Methodology	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
Bank loans
Financials	$3,950,000	Recent Transaction	Transaction Price	97.5-100.0 (98.8)	Increase
Information technology	2,899,685	Recent Transaction	Transaction Price	97.5-98.8 (98.1)	Increase
Consumer staples	3,500,000	Discounted Cash Flows	Market Yield	7.1% (7.1%)	Decrease
Information technology	3,996,000	Discounted Cash Flows	Market Yield	7.2% (7.2%)	Decrease
Preferred stocks	4,860,454	Discounted Cash Flows	Market Yield	11.8% (11.8%)	Decrease
	$19,206,139

Semi-Annual Report | March 31, 2021	27

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying consolidated financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the consolidated financial statements.

As of and during the six months ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder’s Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Recent Accounting Pronouncements – In March 2020, the Financial Accounting Standards Board issued ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”). The guidance provides optional expedients and exceptions for applying generally accepted accounting principles to contracts, hedging relationships, and other transaction, subject to meeting certain criteria, that reference London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The Fund expects that the adoption of this guidance will not have a material impact on the Fund’s financial position or results of operations.

3.  ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – On October 31, 2020, the Fund entered into a management agreement (the “Management Agreement”) with the Adviser. Under the terms of the Management Agreement, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee.

The base management fee is payable monthly in arrears at an annual rate of 1.85% of the average daily net assets of the Fund. For the six months ended March 31, 2021, the Fund incurred $2,375,792 in base management fees.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the six months ended March 31, 2021, there was no incentive fee incurred.

Under the Expense Limitation Agreement, dated October 31, 2020, the Adviser has contractually agreed to waive all or part of its management fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until October 31, 2022, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recovered by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver and the current expense limitation and the repayment is approved by the Board. For the six months ended March 31, 2021, the Adviser waived fees of $181,669.

As of March 31, 2021, the following amounts that may be subject to reimbursement to the Adviser based upon their potential expiration dates:

Fund	2021	2022	2023	2024
Alternative Credit Income Fund	$292,128	$272,262	$225,631	$181,669

During the six months ended March 31, 2021, the Adviser recovered previously waived fees under the Resource Expense Limitation Agreement of $37.

CCO/Compliance Services – Pursuant to a letter agreement between the Fund and Alaric Compliance Services LLC (“Alaric”), dated July 30, 2020, an Alaric Director serves in the capacity of the Fund’s chief compliance officer. The CCO’s responsibility includes ensuring compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s prospectus and statement of additional information.

The CCO also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the letter agreement is one year and will remain in full force from year to year thereafter, unless Alaric or the Fund provide written notice at least sixty days prior to the next renewal date.

In return for the services provided under the letter agreement, the Fund pays an annual fee of $70,000, payable monthly in twelve (12) equal installments.

For the six months ended March 31, 2021, the Fund incurred $35,000 with respect to fees associated with compliance services under the letter agreement.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Semi-Annual Report | March 31, 2021	29

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the period ended March 31, 2021, the Fund’s Class A, Class C, Class W and Class L shares incurred shareholder servicing fees of $209,554. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the six months ended March 31, 2021, the Fund’s Class C and Class L shares incurred $189,073 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months ended March 31, 2021, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Fund or the Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

4.  INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2021 amounted to $80,250,334 and $76,714,845, respectively.

5.  CAPITAL SHARES

The Fund, pursuant to an exemptive order granted by the SEC on July 22, 2014, offers multiple classes of shares. Class A, Class C, Class W, and Class I shares commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, non-class specific expenses and realized and unrealized gains and losses are allocated proportionately daily based upon the relative net assets of each class. Class specific expenses, where applicable, include distribution fees, shareholder servicing fees, and networking fees.

Share Repurchase Program

As an interval fund, the Fund offers its shareholders the option of redeeming shares on a quarterly basis, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

During the six months ended March 31, 2021, the Fund completed two quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. The September 15, 2020 and December 14, 2020 quarterly repurchase offers were oversubscribed and the Fund honored the redemptions received on a pro rata basis up to 5% of the number of shares outstanding. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 15, 2020	December 14, 2020
Repurchase Request Deadline	October 14, 2020	January 13, 2021
Repurchase Pricing Date	October 14, 2020	January 13, 2021
Amount Repurchased	$12,740,808	$13,358,665
Shares Repurchased	1,298,354	1,277,592

6.  BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”).

Borrowings under the BNP arrangement bear interest at the three-month LIBOR plus 95 basis points at the time of borrowing. During the six months ended March 31, 2021, the Fund incurred $70,370 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the line of credit was outstanding during the period ended March 31, 2021 were $12,822,691 and 1.28%, respectively. The largest outstanding borrowing during the six months ended March 31, 2021 was $20,997,623. As of March 31, 2021, the Fund had $5,014,241 of outstanding borrowings.

As collateral for the line of credit, the Fund grants BNP a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of March 31, 2021, the Fund had $74,446,783 in publicly traded securities available as collateral for the line of credit and written options, as well as, $0 in publicly traded securities available as collateral for future borrowings.

Under the 1940 Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term “asset coverage” for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable.

7.  TAX BASIS INFORMATION

The following information is computed on a tax basis for each item as of March 31, 2021:

Gross Appreciation	Gross Depreciation (excess of tax cost over value)	Net Appreciation	Cost of Investments for Income Tax Purposes
$19,612,873	$(8,914,423)	$10,698,450	$270,559,973

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

The tax characteristics of distributions paid for the year ended September 30, 2020 were as follows:

September 30, 2020	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$18,586,240	$–	$3,002,525

Semi-Annual Report | March 31, 2021	31

Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

8.  RISK FACTORS

LIBOR Rate Risk

On July 27, 2017, the Financial Conduct Authority (“FCA”) announced that it would phase out the LIBOR as a benchmark by the end of 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021 and has indicated that market participants should not rely on LIBOR being available after 2021. As an alternative to LIBOR, for example, the U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S.- dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by short-term repurchase agreements, backed by Treasury securities. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and our existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. If LIBOR ceases to exist, we and our portfolio companies may need to amend or restructure our existing LIBOR-based debt instruments and any related hedging arrangements that extend beyond 2021, which may be difficult, costly and time consuming. In addition, from time to time we invest in floating rate loans and investment securities whose interest rates are indexed to LIBOR. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported LIBOR rates and the value of LIBOR-based loans and securities, including those of other issuers we or our funds currently own or may in the future own. It remains uncertain how such changes would be implemented and the effects such changes would have on us, issuers of instruments in which we invest and financial markets generally.

The expected discontinuation of LIBOR could have a significant impact on our business. The dollar amount of our outstanding debt investments and borrowings that are linked to LIBOR with maturity dates after the anticipated discontinuation date of 2021 is material. We anticipate significant operational challenges for the transition away from LIBOR including, but not limited to, amending existing loan agreements with borrowers on investments that may have not been modified with fallback language and adding effective fallback language to new agreements in the event that LIBOR is discontinued before maturity. Beyond these challenges, we anticipate there may be additional risks to our current processes and information systems that will need to be identified and evaluated by us. Due to the uncertainty of the replacement for LIBOR, the potential effect of any such event on our cost of capital and net investment income cannot yet be determined. In addition, the cessation of LIBOR could:

•	Adversely impact the pricing, liquidity, value of, return on and trading for a broad array of financial products, including any LIBOR-linked securities, loans and derivatives that are included in our assets and liabilities;
•	Require extensive changes to documentation that governs or references LIBOR or LIBOR-based products, including, for example, pursuant to time-consuming renegotiations of existing documentation to modify the terms of outstanding investments;
•	Result in inquiries or other actions from regulators in respect of our preparation and readiness for the replacement of LIBOR with one or more alternative reference rates;
•	Result in disputes, litigation or other actions with portfolio companies, or other counterparties, regarding the interpretation and enforceability of provisions in our LIBOR-based investments, such as fallback language or other related provisions, including, in the case of fallbacks to the alternative reference rates, any economic, legal, operational or other impact resulting from the fundamental differences between LIBOR and the various alternative reference rates;
•	Require the transition and/or development of appropriate systems and analytics to effectively transition our risk management processes from LIBOR-based products to those based on one or more alternative reference rates, which may prove challenging given the limited history of the proposed alternative reference rates; and
•	Cause us to incur additional costs in relation to any of the above factors.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price.

Market Disruption Risk

The outbreak of the novel coronavirus, or COVID-19, in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The global impact of the outbreak has been rapidly evolving, and as cases of the virus have continued to be identified in additional countries, many countries have reacted by instituting or reinstituting quarantines, restrictions on travel and other measures to mitigate the impact of this pandemic. While many of these measures have been relaxed, spread of the virus continues and restrictions generally remain in place. Such actions have created disruption in global supply chains, and have adversely impacted a number of industries, including, among others, transportation, hospitality and entertainment. The outbreak has triggered a period of global economic slowdown and continued volatility and could have a continued adverse impact on economic and market conditions. The rapid development and fluidity of this situation precludes any prediction as to the duration and extent of this pandemic and its impact on the Fund’s business, financial condition and results of operations, as well as the business, financial condition and results of operations of the Fund’s portfolio companies. Nevertheless, the novel coronavirus presents material uncertainty and risk with respect to the Fund and the Fund’s portfolio companies’ performance and financial results. The Adviser is actively monitoring developments with respect to this pandemic and its impact as part of the Fund’s overall investment objective and strategy. To the extent the Fund’s portfolio companies are adversely impacted by the effects of COVID-19, it may have a material adverse impact on the Fund’s future net investment income, the fair value of its portfolio investments, its financial condition and the results of operations and financial condition of the Fund’s portfolio companies.

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Alternative Credit Income Fund	Notes to Consolidated Financial Statements
March 31, 2021 (Unaudited)

The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists, major investment banks and The World Bank have indicated that current indicators point to a global recession that started in February 2020. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity have had, and are expected to continue to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase the Fund’s funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events have limited and could continue to limit the Fund’s investment originations, limit the Fund’s ability to grow and have a material negative impact on the Fund’s operating results and the fair values of our debt and equity investments.

The Adviser is closely monitoring developments related to the COVID-19 pandemic to assess its impact on the Fund and the Fund’s portfolio companies’ business; while, due to the evolving and highly uncertain nature of this event, it currently is not possible to estimate its total impact precisely, the COVID-19 pandemic has and could continue to impact the Fund’s business, financial condition, results of operations, liquidity or prospects and those of the Fund’s portfolio companies in a number of ways. For instance, the Fund’s investment portfolio (and, specifically, the valuations of investment assets the Fund holds) has been, and may continue to be, adversely affected as a result of market developments from the COVID-19 pandemic and uncertainty regarding its outcome. Moreover, changes in interest rates, reduced liquidity or a continued slowdown in U.S. or global economic conditions has, and may continue to, adversely affect the Fund’s business, financial condition, results of operations, liquidity and/or prospects and those of the Fund’s portfolio companies. Further, extreme market volatility may leave the Fund and the Fund’s portfolio companies unable to react to market events in a prudent manner consistent with the Fund’s historical practices in dealing with more orderly markets. Although it is impossible to predict with certainty the potential full magnitude of the business and economic ramifications, COVID-19 has impacted, and may further impact, the Fund’s business in various ways, including but not limited to:

•	From an operational perspective, the Adviser’s employees, as well as the workforces of the Fund’s vendors, service providers and counterparties, may also be adversely affected by the COVID-19 pandemic or efforts to mitigate the pandemic, including government-mandated shutdowns, requests or orders for employees to work remotely, and other self-imposed social distancing measures, in the U.S., which could result in an adverse impact on the Fund’s ability to conduct its business;
•	While the market dislocation caused by COVID-19 may present attractive investment opportunities, due to increased volatility in the financial markets, the Fund may not be able to complete those investments;
•	If the impact of COVID-19 continues as is currently predicted by central banks and the International Monetary Fund, the Fund may have more limited opportunities to successfully exit existing investments, due to, among other reasons, lower valuations, decreased revenues and earnings, or lack of potential buyers with financial resources to pursue an acquisition, resulting in a reduced ability to realize value from such investments;
•	The Fund’s portfolio companies are facing or may face in the future increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams, and limited or higher cost of access to preferred sources of funding, which may result in write-down or write-off in the value of the Fund’s investments. Changes in the debt financing markets are impacting, or, if the volatility in financial market continues, may in the future impact, the ability of the Fund’s portfolio companies to meet their respective financial obligations;
•	Borrowers of loans, notes and other credit instruments in the Fund’s portfolio may be unable to meet their principal or interest payment obligations or satisfy financial covenants, resulting in a decrease in value of the Fund’s investments and lower than expected return. In addition, for variable interest instruments, lower reference rates resulting from government stimulus programs in response to COVID-19 could lead to lower interest income;
•	Many of the Fund’s portfolio companies operate in industries that are materially impacted by COVID-19, including but not limited to healthcare, travel, entertainment and hospitality. Many of these companies are facing operational and financial hardships resulting from the spread of COVID-19 and related governmental measures, such as the closure of stores, restrictions on travel, quarantines or stay-at-home orders. If the disruptions caused by COVID-19 continue and the restrictions put in place are not lifted, the businesses of these portfolio companies could suffer materially or become insolvent, which would decrease the value of the Fund’s investments. Even if restrictions are lifted, as is the case in many jurisdictions in the U.S. and worldwide, business levels may not return to pre-pandemic levels and continuing outbreaks of COVID-19 could discourage people from resuming normal activities and governments may put restrictions back in place;
•	An extended period of remote working by the Adviser’s employees could strain its technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic; and
•	COVID-19 presents a significant threat to the Adviser’s employees’ well-being and morale. While the Adviser has implemented a business continuity plan to protect the health of its employees and has contingency plans in place for key employees or executive officers who may become sick or otherwise unable to perform their duties for an extended period of time, such plans cannot anticipate all scenarios, and the Adviser may experience potential loss of productivity or a delay in the roll out of certain strategic plans.

9.  SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the date of issuance of the consolidated financial statements.

Semi-Annual Report | March 31, 2021	33

Alternative Credit Income Fund	Additional Information
March 31, 2021 (Unaudited)

1.  PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 833-404-4103, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 833-404-4103, or on the SEC’s website at http://www.sec.gov.

2.  QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 833-404-4103. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3.  SHAREHOLDER MEETING

The Fund held a Special Meeting (the “Special Meeting”) of its shareholders on October 29, 2020 for the purposes of: (i) approving a new management agreement between Sierra Crest Investment Management LLC (the “Adviser”) and the Fund; and (ii) approving the election of Ted Goldthorpe, Alexander Duka, Robert Warshauer and George Grunebaum to the Board of Trustees.

At the close of business July 17, 2020, the record date for the Special Meeting (the “Record Date”), the following numbers of shares of beneficial interest of the Fund were issued and outstanding:

Class A	3,867,630.54
Class C	4,358,911.12
Class I	8,366,410.71
Class L	1,286,483.29
Class W	7,500,734.83
TOTAL	25,380,168.04

Approval of a new management agreement between the Adviser and the Fund

Shares represented in person and by proxy at the Special Meeting equaled 13,101,367.770, or 51.62% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

With respect to approval of the new management agreement between the Adviser and the Fund, the following votes were cast:

For Approval	11,828,656 (90.286%)
Against Approval	302,319 (2.308%)
Abstained	970,393 (7.406%)

Approval of the election of Ted Goldthorpe, Alexander Duka, Robert Warshauer and George Grunebaum to the Board of Trustees

Shares represented in person and by proxy at the Special Meeting equaled 17,666,180.985 or 69.606% of the outstanding shares of the Fund. Therefore, a quorum was present for the Fund.

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Alternative Credit Income Fund	Additional Information
March 31, 2021 (Unaudited)

With respect to approval of the election of Ted Goldthorpe, Alexander Duka, Robert Warshauer and George Grunebaum to the Board of Trustees, the following votes were cast:

Ted Goldthorpe

For Approval	16,579,222.786 (93.848%)
Against Approval	215,483.493 (1.219%)
Abstained	871,474.706 (4.933%)

Alexander Duka

For Approval	16,555,635.974 (93.714%)
Against Approval	245,022.384 (1.387%)
Abstained	865,522.627 (4.899%)

Robert Warshauer

For Approval	16,587,214.215 (93.893%)
Against Approval	230,269.160 (1.303%)
Abstained	848,697.610 (4.804%)

George Grunebaum

For Approval	16,574,466.415 (93.821%)
Against Approval	233,624.433 (1.322%)
Abstained	858,090.137 (4.857%)

As of October 31, 2020, the new management agreement between the Adviser and the Fund was approved and Ted Goldthorpe, Alexander Duka, Robert Warshauer and George Grunebaum were each elected as a Trustee of the Fund.

Semi-Annual Report | March 31, 2021	35

Alternative Credit Income Fund	Privacy Notice
March 31, 2021 (Unaudited)

FACTS	WHAT DOES ALTERNATIVE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION? Rev. 12/2020
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
	• Assets	• Purchase History
	• Retirement Assets	• Account Balances
	• Transaction History	• Account Transactions
	• Checking Account Information	• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Credit Income Fund chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does Alternative Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-833-404-4103

36	www.altcif.com

Alternative Credit Income Fund	Privacy Notice
March 31, 2021 (Unaudited)

WHO WE ARE
Who is providing this notice?	Alternative Credit Income Fund
WHAT WE DO
How does Alternative Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

•      Open an account

•      Provide account information

•      Give us your contact information

•      Make deposits or withdrawals from your account

•      Make a wire transfer

•      Tell us where to send the money

•      Tells us who receives the money

•      Show your government-issued ID

•      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Alternative Credit Income Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Alternative Credit Income Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Alternative Credit Income Fund doesn’t jointly market.

Semi-Annual Report | March 31, 2021	37

ALTERNATIVE

CREDIT INCOME FUND

INVESTMENT ADVISER
Sierra Crest Investment Management, LLC
650 Madison Avenue, 23rd Floor
New York, New York 10022

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.
ALPS Distributors, Inc. is the Distributor for Alternative Credit Income Fund.

Item 2. Code of Ethics.

Not applicable to this report.

Item 3. Audit Committee Financial Expert.

Not applicable to this report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Investments.

(a)       The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)       Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to this report.

(b)	Not applicable to this report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALTERNATIVE CREDIT INCOME FUND

By:	/s/Edward Goldthorpe
Edward Goldthorpe
Chief Executive Officer (Principal Executive Officer)

Date:	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edward Goldthorpe
Edward Goldthorpe
Chief Executive Officer (Principal Executive Officer)

Date: June 4, 2021

By:	/s/ Jason Roos
Jason Roos
Treasurer (Principal Financial Officer)

Date: June 4, 2021